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                                                                   Exhibit 10.1


                                 ALLONGE TO NOTE

     Reference is made to that certain $3,187,496 original principal amount promissory note dated December 23, 1994 (the "1994 Note") made by Alkermes, Inc. ("Alkermes") and payable to the order of Fleet Bank of Massachusetts, N.A. ("Fleet Mass"). Fleet National Bank (the "Bank") is the successor by merger to Fleet Mass. For good and valuable consideration, receipt and sufficiency are hereby acknowledged, the Bank, Alkermes and Alkermes Controlled Therapeutics, Inc., a Pennsylvania corporation and a wholly-owned subsidiary of Alkermes ("ACT I") agree as follows:

     1. The 1994 Note is hereby modified:

     a. By providing that all references in the 1994 Note to the "Bank" will be deemed to refer to Fleet National Bank.

     b. By providing that all references in the 1994 Note to a "Letter Agreement" will be deemed to refer to that certain letter agreement dated September 27, 1996 among the Bank, Alkermes, ACT I and Alkermes Controlled Therapeutics Inc. II.

     c. By deleting in its entirety the first sentence of the seventh paragraph in the text of the 1994 Note and by substituting in its stead the following:

     "This note is the 1994 Note referred to in, and is entitled to the benefits of, the Letter Agreement and the Security Agreement (as defined in the Letter Agreement)."

     2. ACT I and Alkermes are hereby substituted for Alkermes as, and hereby assume the obligations of, the "Borrower" described in the 1994 Note. Each of ACT I and Alkermes agrees that it is jointly and severally liable for the payment and performance of the 1994 Note.

     3. Except as expressly affected hereby, the 1994 Note remains in full force and effect.

     Executed, as an instrument under seal, as of this 27th day of September, 1996.

                                             ALKERMES, INC.


                                             By: /s/ Michael Landine
                                                -------------------------------
                                                Name: Michael Landine
                                                Title: Senior Vice President
                                                       and CFO

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                                             ALKERMES CONTROLLED
                                              THERAPEUTICS, INC.


                                             By: /s/ Michael Landine
                                                -------------------------------
                                                Name: Michael Landine
                                                Title: Vice President


                                             FLEET NATIONAL BANK


                                             By: /s/ Catherine Bruton
                                                -------------------------------
                                                Name: Catherine Bruton
                                                Title: VP




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